                                                                   Exhibit 99.13

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2004-BC4
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                               ABS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS


                           $750,000,000 (APPROXIMATE)
                  SPECIALTY UNDERWRITING & RESIDENTIAL FINANCE
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                SERIES 2004-BC4

                                  [SURF LOGO]

                           LITTON LOAN SERVICING, L.P.
                                    SERVICER

                             J.P. MORGAN CHASE BANK
                                    TRUSTEE


                                NOVEMBER 5, 2004


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Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2004-BC4
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The attached tables and other statistical analyses (the "Computational Materials") are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities or any of its affiliates. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials, which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.


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Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

DEAL NAME:                SURF 2004-BC4

DETAILED COLLATERAL INFO

                                                                        % OF
                                                                        GROUP
                       # OF LOANS    BALANCE           AVG. BALANCE    BALANCE    WAC      WARM      FICO    OLTV
AGGREGATE                   5,226    757,538,160.92      144,955.64     100.00    7.110    347.00     637    82.16
0-$50K                        576     36,129,327.89       62,724.53       4.77    8.410    312.00     633    85.05
50-75K                        655     57,600,095.48       87,939.08       7.60    7.583    339.00     632    82.36
75-100K                     3,277    639,270,090.55      195,077.84      84.39    6.881    355.00     637    81.52

FICO
NA                              6        564,120.78       94,020.13       0.07    8.079    356.00      -     76.09
<600                        1,144    175,073,650.65      153,036.41      23.11    7.569    354.00     566    79.09
601-619                       788    110,285,531.15      139,956.26      14.56    7.138    347.00     609    84.09
620-639                       843    120,038,459.45      142,394.38      15.85    7.062    346.00     630    83.50
640-659                       859    122,420,391.19      142,515.01      16.16    6.993    345.00     649    82.49

LTV
80-85                       2,013    325,327,389.31      161,613.21      42.95    6.752    355.00     645    80.94
85.01-90                      795    135,729,108.54      170,728.44      17.92    7.363    354.00     628    89.67
90.01-95                      348     54,374,804.13      156,249.44       7.18    7.561    351.00     643    94.71
95.01-100                     941     56,373,465.63       59,908.04       7.44    9.251    260.00     657    99.93

Cash Out                    2,081    346,147,586.97      166,337.14      45.69    7.004    351.00     619    79.84

2-4 family                    184     35,530,434.95      193,100.19      4.69     7.281    352.00     648    79.86

investment & 2nd home         266     34,087,668.06      128,149.13      4.50     7.686    354.00     653    80.33

Stated Doc                  1,945    282,323,389.29      145,153.41     37.27     7.385    343.00     652    81.25
Lite Doc                       77     16,143,527.69      209,656.20      2.13     6.768    353.00     635    80.61

IO                            699    162,752,264.24      232,835.86     21.48     6.517    357.00     652    81.33

2nd lien                      776     31,984,097.64       41,216.62      4.22    10.443    182.00     661    99.68


                                                  % OF
                       EFFECTIVE             % OF FULL PRIMARY%   SINGLE  % OF IO     %
                       LTV          DTI      DOC       OWNER      FAMILY    LOANS    CASHOUT
AGGREGATE                  64.80    40.43       60.60     95.50    73.88    21.48      45.69
0-$50K                     71.15    38.15       65.89     91.62    81.43     2.10      35.21
50-75K                     66.31    38.78       66.37     94.19    81.40     3.62      36.86
75-100K                    63.30    40.73       60.20     95.87    72.52    25.01      47.91

FICO
NA                         59.84    31.40       89.33    100.00    71.54       -        8.86
<600                       67.57    39.95       74.72     96.69    77.83    12.70      70.52
601-619                    67.49    40.09       76.34     97.11    74.27    17.92      47.95
620-639                    63.63    40.61       59.93     96.67    73.08    24.23      42.48
640-659                    64.06    40.95       51.62     95.08    74.07    23.40      38.02

LTV
80-85                      61.95    40.84       56.61     96.74    72.64    28.81      33.47
85.01-90                   69.08    40.26       63.29     93.04    77.29    21.25      59.08
90.01-95                   69.73    41.27       78.59     95.53    70.26    15.04      36.14
95.01-100                  86.36    41.74       64.45    100.00    74.65     2.65      20.79

Cash Out                   64.22    39.70       68.01     96.30    78.65    21.06     100.00

2-4 family                 62.98    41.81       52.11     86.55       -     10.91      47.97

investment & 2nd home      62.65    38.47       56.09        -     61.37     7.80      37.57

Stated Doc                 65.23    40.77          -      95.05    74.37    23.67      35.80
Lite Doc                   61.20    35.49          -      93.88    78.74    36.61      59.84

IO                         62.05    40.98       55.31     98.37    70.25   100.00      44.78

2nd lien                   99.68    41.71       38.08    100.00    73.36       -       14.95